UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 1, 2010

THE FRONTIER FUND

FRONTIER LONG/SHORT COMMODITY SERIES

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51274	36-6815533
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Equinox Fund Management, LLC

1660 Lincoln Street, Suite 100

Denver, Colorado 80264

(Address of Principal Executive Offices)

(303) 837-0600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 1.01.	Entry into a Material Definitive Agreement.

Effective February 2010, Global Advisors (Jersey) Limited, Mesirow Financial Commodities Management, LLC, Rosetta Capital Management, LLC and Skyline Management, Inc. d.b.a. Strategic Ag Trading were added as major advisors to the Registrant. The advisory agreements reflecting such relationships are substantially similar to the Form of Advisory Agreement, included as Exhibit 10.3 to the Registration Statement on Form S-1 filed by the Registrant on February 2, 2010 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) The following exhibit is incorporated by reference:

Exhibit Number	Description
10.3*	Form of Advisory Agreement

*	Previously filed as like-numbered exhibit to the initial filing to Registration Statement No. 333-164629 and incorporated by reference herein

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Frontier Fund
(Registrant)

Date: April 2, 2010

	By:	/s/ Robert J. Enck
Robert J. Enck
President and Chief Executive Officer of
Equinox Fund Management, LLC, Managing Owner

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Frontier Long/Short Commodity Series,
a Series of The Frontier Fund
(Registrant)

	By:	/s/ Robert J. Enck
April 2, 2010		Robert J. Enck
President and Chief Executive Officer of Equinox Fund Management, LLC, the Managing Owner of Frontier Long/Short Commodity Series, a Series of The Frontier Fund

INDEX TO EXHIBITS

Exhibit Number	Description
10.3*	Form of Advisory Agreement

*	Previously filed as like-numbered exhibit to the initial filing to Registration Statement No. 333-164629 and incorporated by reference herein